Exhibit 99.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is entered into as of August 31, 2003, by and between Altris Software, Inc. doing business as Spescom Software, Inc., a California corporation (the “Company”), and each of the Persons listed on Schedule A attached hereto.  Schedule A may be amended from time to time by the Company to include additional purchasers of the Company’s Common Stock (as defined below) and warrants to purchase Common Stock, or permitted transferees, and the Persons listed on Schedule A, as amended, shall be referred to herein collectively as the “Holders” and individually as a “Holder.”  Capitalized terms not otherwise defined shall have the meanings set forth in Section 7.

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Recitals

A.                                   Pursuant to certain Subscription Agreements by and between the Company and the Holders (the “Subscription Agreements”), the Company has issued to the Holders that number of shares of the Company’s common stock, no par value (“Common Stock”) and warrants (the “Warrants”) to purchase that number of shares of Common Stock, each as set forth opposite each Holder’s name on Schedule A.

B.                                     The Subscription Agreements contemplate, among other things, the execution of this Agreement among the Company and the Holders to grant to such Holders certain registration rights with respect to shares of the Common Stock and the shares of Common Stock underlying the Warrants, as set forth herein.

Agreement

1. Registration.

1.1.  Filing of Registration Statement.  Subject to the deferral provisions of Section 1.4 below, the Company will use its commercially reasonable efforts to file no later than November 30, 2003, a registration statement with respect to all of the Registrable Securities owned by the Holders as would permit or facilitate the sale and distribution of all of the Holders’ Registrable Securities on a delayed or continuous basis.  The Company shall use its commercially reasonable efforts to cause a registration statement to become effective no later than ninety (90) days after the filing date).  The Company shall also use its commercially reasonable efforts to maintain the continuous effectiveness of such registration statement (including a prospectus meeting the requirements of the Securities Act) during the period commencing on the date of its effectiveness and ending on the first anniversary of its date of effectiveness.

1.2.  Failure to Register.  Subject to the deferral provisions of Section 1.4 below, if the registration statement filed by the Company pursuant to Section 1.1 above fails to become effective within the time period set forth in Section 1.1 of ninety (90) days, the Company shall pay to each Holder an amount equal to two percent (2%) of the aggregate Subscription Price (as defined in the Subscription Agreement) paid by such Holder per month from the expiration of such time period through the date such registration statement becomes effective (or the date the

Registrable Securities may first be freely traded by such Holder under Rule 144 promulgated by the SEC).  Such two percent (2%) monthly amount shall be prorated for any period not constituting a full month to be on the basis of a 30 day month).  Payment shall be made promptly after the end of each calendar month.  Payment may be made in cash or in shares of stock valued at $0.20 per share and otherwise on the same terms set forth in the Subscription Agreement with such Holder.

1.3.  Limitations. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 1.1 in any jurisdiction in which the Company would be required to execute a general consent to service of process, unless the Company is already subject to service in such jurisdiction.

1.4.  Deferral Of Registration. If (i) in the good faith judgment of the Board of Directors of the Company, the filing or effectiveness of a registration statement pursuant to Section 1.1 would be materially detrimental to the Company because there exists a bona fide financing, acquisition, or other activities of the Company or material event involving the Company, and the Board of Directors of the Company concludes in good faith that, as a result, it is essential to defer the filing or effectiveness of such registration statement at such time, and (ii) the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed or become effective in the near future and that it is essential to defer such filing or effectiveness, then the Company may defer such filing or effectiveness for a period of not more than 90 days after the last day by which the Company was obligated to use its commercially reasonable efforts to file the registration statement pursuant to Section 1.1 or cause it to become effective under Section 1.2, provided that the Company shall not defer its obligations in this manner for more than an aggregate of 90 days in any twelve-month period.

2. Expenses Of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, shall be borne by the Company.  All Selling Expenses relating to securities registered pursuant to this Agreement shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

3. Holdback Agreements.  If requested in writing by the Company and the managing underwriter of an underwritten registered public offering by the Company of its Common Stock, the holders of Registrable Securities shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by such holders (other than those included in the registration statement) for a period not to exceed 90 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company, all other holders of the Registrable Securities, and all other holders of rights to registration of any other security of the Company enter into similar agreements identical in terms to that of the holders of Registrable Securities.

4. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and sale of Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)                                                 in accordance with Section 1 above, prepare and file a registration statement with respect to such offering of Registrable Securities, and use its commercially reasonable efforts to cause such registration statement to become effective;

(ii)                                              notify each holder of Registrable Securities of the effectiveness of the registration statement hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such periods of time as set forth in Section 1.1, as appropriate, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition the sellers thereof set forth in such registration statement;

(iii)                                           furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv)                                          use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

(v)                                             notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement may contain an untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, notwithstanding the foregoing, if the Company’s Board of Directors, in its good faith judgment, determines that the disclosure of an occurrence or existence of any development relating to the Company in any supplement or amendment to such prospectus would be materially detrimental to the Company, then the Company may defer the filing of the supplement or amendment to such prospectus and may seek the suspension of the effectiveness of the related registration statement until in the good faith judgment of the Company’s Board of Directors, public disclosure of such development relating to the Company would not be prejudicial to or contrary to the interests of the Company and such suspension is no longer appropriate, and in any event until the Company prepares and files such amendment or supplement, the Holders shall refrain from selling any of the Registrable Securities;

(vi)                                          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(vii)                                       make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply such information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided that any recipient of such records, documents or information executes such confidentiality agreement as the Company reasonably requests;

(viii)                                    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

(ix)                                            use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(x)                                               obtain for delivery to the holders of Registrable Securities being registered an opinion of counsel for the Company in customary form.

5. Indemnification.

5.1. By Company. The Company shall indemnify each holder of Registrable Securities, each of its officers, directors, employees, agents, and affiliates, and each underwriter, and each of its officers, directors, employees, agents, and affiliates, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse such Persons for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld).

5.2. By Holders. In connection with the registration or sale of shares of Registrable Securities pursuant to this Agreement, each holder whose Registrable Securities are included in such registration being effected under this Agreement, shall indemnify the Company, and each of its directors, officers, employees, agents, and affiliates, and each underwriter, and each of its directors, officers, employees, agents, and affiliates, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, underwriters, or control person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such clam, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by such holder of the Registrable Securities, and stated to be specifically for use therein; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities if such settlement is effected without the prior written consent of such holder, which consent shall not be unreasonably withheld; and provided that in no event shall any indemnity under this Section 5.2 exceed the net amount of proceeds from the offering received by such holder.

5.3. Procedure. Each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party or parties required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, shall be reasonably acceptable to the Indemnified Party. Failure to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this section to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

5.4. Contribution. If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

5.5. Conflicting Provisions.  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into by the Company in connection with a registration are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

6. Information By Holder.  Each holder of Registrable Securities shall furnish to the Company in writing such information regarding such holder and the distribution proposed by such holder as the Company or underwriters may reasonably request and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

7. Definitions. As used herein,

“Holder” means any Person who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance herewith.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, sole proprietorship, trust or other entity, business association or organization.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and such other actions as may be required to cause such registration statement to become effective or with respect to registration, qualification or compliance under applicable state securities laws.

“Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and its independent certified public accountants, blue sky fees and expenses, and reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, but shall not include Selling Expenses.

“Registrable Securities” means shares of the Company’s Common Stock issued or issuable (i) under the Subscription Agreements between the Company and the Holders, (ii) upon exercise of the Warrants, and (iii) as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the securities referred to in clauses (i) and (ii); provided, however, that shares shall cease to be Registrable Securities if and when (x) they are sold pursuant to Rule 144 under the Securities Act or a registration statement under the Securities Act, or (y) such shares are eligible for resale pursuant to Rule 144 under the Securities Act during any three month period without exceeding the volume limitations thereunder, if such volume limitations are then applicable.

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any stockholder (other than the fees and disbursements of one counsel for the holders of Registrable Securities, as selling stockholders, included in Registration Expenses).

8. Notice Of Transfer. The registration rights granted to the Holders hereunder may not be transferred without the prior written consent of the Company.

9. Miscellaneous.

9.1.                              Governing Law.  This Agreement shall be construed in accordance with and this Agreement and any disputes or controversies related hereto shall be governed by the internal laws of the State of California without giving effect to the conflicts of laws principles thereof that would apply the laws of any other jurisdiction.

9.2.                              Venue and Jurisdiction.  The parties hereby irrevocably submit to the jurisdiction of the courts of the State of California and the Federal courts of the United States of America located in the State of California solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such proceeding shall be heard and determined in such a California state or Federal court.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

9.3.                              Entire Agreement.  This Agreement, together with Schedule A, constitutes the entire agreement between and among the parties with respect to the subject matter hereof and supersedes all prior agreements, and all prior and contemporaneous understandings and negotiations, both written and oral, between and among the parties with respect to the subject matter of this Agreement.  Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

9.4.                              Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

9.5.                              Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this

Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

9.6.                              Attorneys’ Fees.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ALTRIS SOFTWARE, INC.

By:

Name:

Title:

(Name, if Individual)

(Signature, if Individual)

(Name, if Entity)

By:

Title:

SCHEDULE A

HOLDERS